EXHIBIT 95

MINE SAFETY DISCLOSURES

The operation of the Company’s domestic aggregates quarries and mines is subject to regulation by the federal Mine Safety and Health Administration (MSHA) under the Federal Mine Safety and Health Act of 1977 (the Mine Act). MSHA inspects the Company’s quarries and mines on a regular basis and issues various citations and orders when it believes a violation has occurred under the Mine Act. Whenever MSHA issues a citation or order, it also generally proposes a civil penalty, or fine, related to the alleged violation. Citations or orders may be contested and appealed and, as part of that process, are often reduced in severity and amount; they are sometimes dismissed.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), the Company is required to present information regarding certain mining safety and health citations which MSHA has issued with respect to its aggregates mining operations in its periodic reports filed with the Securities and Exchange Commission (SEC). In evaluating this information, consideration should be given to factors such as: (i) the number of citations and orders will vary depending on the size of the quarry or mine and types of operations (i.e., underground or surface), (ii) the number of citations issued will vary from inspector to inspector and location to location, and (iii) citations and orders can be contested and appealed, and in that process, may be reduced in severity and amount, and are sometimes dismissed.

The Company has provided the information below in response to the SEC’s rules and regulations issued under the provisions of the Dodd-Frank Act. The disclosures reflect U.S. mining operations only, as the requirements of the Dodd-Frank Act and the SEC rules and regulations thereunder do not apply to the Company’s quarries and mines operated outside the United States.

The Company presents the following items regarding certain mining safety and health matters for the three months ended September 30, 2026:

•
Total number of violations of mandatory health or safety standards that could significantly and substantially contribute to the cause and effect of a mine safety or health hazard under section 104 of the Mine Act for which the Company has received a citation from MSHA (hereinafter, “Section 104 S&S Citations”). If MSHA determines that a violation of a mandatory health or safety standard is likely to result in a reasonably serious injury or illness under the unique circumstance contributed to by the violation, MSHA will classify the violation as a “significant and substantial” violation (commonly referred to as an S&S violation). MSHA inspectors will classify each citation or order written as an S&S violation or not.
•
Total number of orders issued under section 104(b) of the Mine Act (hereinafter, “Section 104(b) Orders”). These orders are issued for situations in which MSHA determines a previous violation covered by a Section 104(a) citation has not been totally abated within the prescribed time period, so a further order is needed to require the mine operator to immediately withdraw all persons (except authorized persons) from the affected area of a quarry or mine.

•
Total number of citations and orders for unwarrantable failure of the mine operator to comply with mandatory health or safety standards under Section 104(d) of the Mine Act (hereinafter, “Section 104(d) Citations and Orders”). These violations are similar to those described above, but the standard is that the violation could significantly and substantially contribute to the cause and effect of a safety or health hazard, but the conditions do not cause imminent danger, and the MSHA inspector finds that the violation is caused by an unwarranted failure of the operator to comply with the health and safety standards.

•
Total number of flagrant violations under section 110(b)(2) of the Mine Act (hereinafter, “Section 110(b)(2) Violations”). These violations are penalty violations issued if MSHA determines that violations are “flagrant”, for which civil penalties may be assessed. A “flagrant” violation means a reckless or repeated failure to make reasonable efforts to eliminate a known violation of a mandatory health or safety standard that substantially and proximately caused, or reasonably could have been expected to cause, death or serious bodily injury.

•
Total number of imminent danger orders issued under section 107(a) of the Mine Act (hereinafter, “Section 107(a) Orders”). These orders are issued for situations in which MSHA determines an imminent danger exists in the quarry or mine and results in orders of immediate withdrawal of all persons (except certain authorized persons) from the area of the quarry or mine affected by its condition until the imminent danger and the underlying conditions causing the imminent danger no longer exist.

•
Total dollar value of proposed assessments from MSHA under the Mine Act. These are the amounts of proposed assessments issued by MSHA with each citation or order for the time period covered by the reports. Penalties are assessed by MSHA according to a formula that considers a number of factors, including the mine operator’s history, size, negligence, gravity of the violation, good faith in trying to correct the violation promptly, and the effect of the penalty on the operator’s ability to continue in business.

•
Total number of mining-related fatalities. Mines subject to the Mine Act are required to report all fatalities occurring at their facilities unless the fatality is determined to be “non-chargeable” to the mining industry. The final rules of the SEC require disclosure of mining-related fatalities at mines subject to the Mine Act. Only fatalities determined by MSHA not to be mining-related may be excluded.

•
Receipt of written notice from MSHA of a pattern (or a potential to have such a pattern) of violations of mandatory health or safety standards that are of such nature as could have significantly and substantially contributed to the cause and effect of other mine health or safety hazards under Section 104(e) of the Mine Act. If MSHA determines that a mine has a “pattern” of these types of violations, or the potential to have such a pattern, MSHA is required to notify the mine operator of the existence of such a thing.

•
Legal actions before the Federal Mine Safety and Health Review Commission pending as of the last day of period.

•
Legal actions before the Federal Mine Safety and Health Review Commission initiated during period.

•
Legal actions before the Federal Mine Safety and Health Review Commission resolved during period.

The Federal Mine Safety and Health Review Commission (the Commission) is an independent adjudicative agency that provides administrative trial and appellate review of legal disputes arising under the Mine Act. The cases may involve, among other questions, challenges by operators to citations, orders and penalties they have received from MSHA, or complaints of discrimination by miners under Section 105 of the Mine Act. Appendix 1 shows, for each of the Company’s quarries and mines identified, as of September 30, 2026, the number of legal actions pending before the Commission, along with the number of legal actions initiated before the Commission during the quarter as well as resolved during the quarter. In addition, Appendix 1 includes a footnote to the column for legal actions before the Commission pending as of the last day of the period, which footnote breaks down that total number of legal actions pending by categories according to the type of proceeding in accordance with various categories established by the Procedural Rules of the Commission.

Appendix 1 attached.

APPENDIX 1

Location	MSHA ID	Section 104 S&S Citations (#)	Section 104(b) Orders (#)	Section 104(d) Citations and Orders (#)	Section 110(b)(2) Violations (#)	Section 107(a) Orders (#)	Total Dollar Value of MSHA Assessment / $Proposed	Total Number of Mining Related Fatalities (#)	Received Notice of Pattern of Violation Under Section 104(e) (yes/no)	Received Notice of Potential to have Pattern under Section 104(e) (yes/no)	Legal Actions Pending as of Last Day of Period (#)*	Legal Actions Instituted During Period (#)	Legal Actions Resolved During Period (#)
Abingdon Quarry	4400003	0	0	0	0	0	$0	0	no	no	1	1	0
Alexander Quarry	3101636	0	0	0	0	0	$0	0	no	no	0	0	0
Allsboro Quarry	0102014	0	0	0	0	0	$0	0	no	no	0	0	0
Amelia Quarry	4407372	0	0	0	0	0	$0	0	no	no	0	0	0
American Stone	3100189	0	0	0	0	0	$0	0	no	no	0	0	0
Anderson Creek Quarry	4402963	0	0	0	0	0	$0	0	no	no	0	0	0
Appling Quarry	0901083	0	0	0	0	0	$0	0	no	no	0	0	0
Arrowood Quarry	3100059	0	0	0	0	0	$0	0	no	no	1	0	0
Asheboro Quarry	3100066	0	0	0	0	0	$0	0	no	no	0	0	0
Auburn Al Quarry	0100006	0	0	0	0	0	$0	0	no	no	0	0	0
Auburn GA Quarry	0900436	0	0	0	0	0	$0	0	no	no	0	0	0
Augusta GA Quarry	0900065	0	0	0	0	0	$0	0	no	no	0	0	0
Bakers Quarry	3100071	0	0	0	0	0	$0	0	no	no	0	0	0
Ball Ground Quarry	0900955	0	0	0	0	0	$0	0	no	no	0	0	0
Belgrade Quarry	3100064	0	0	0	0	0	$0	0	no	no	0	0	0
Benson Quarry	3101979	0	0	0	0	0	$151	0	no	no	0	0	0
Berkeley Quarry	3800072	0	0	0	0	0	$0	0	no	no	0	0	0
Bessemer City Quarry	3101105	0	0	0	0	0	$0	0	no	no	0	0	0
Blue Ridge Quarry	4400014	0	0	0	0	0	$0	0	no	no	0	0	0
Bonds Quarry	3101963	0	0	0	0	0	$0	0	no	no	0	0	0
Boonesboro Quarry	1800024	0	0	0	0	0	$0	0	no	no	0	0	0
Burlington Quarry	3100042	0	0	0	0	0	$0	0	no	no	0	0	0
Caldwell Quarry	3101869	0	0	0	0	0	$0	0	no	no	0	0	0
Calhoun Quarry	4003395	0	0	0	0	0	$0	0	no	no	0	0	0
Calhoun Sand	3800716	0	0	0	0	0	$0	0	no	no	0	0	0

APPENDIX 1

Camak Quarry	0900075	0	0	0	0	0	$0	0	no	no	0	0	0
Castle Hayne Quarry	3100063	0	0	0	0	0	$0	0	no	no	0	0	0
Cayce	3800016	0	0	0	0	0	$0	0	no	no	0	0	0
Central Rock Quarry	3100050	0	0	0	0	0	$0	0	no	no	0	0	0
Charlotte Portable Plant 1	3102341	0	0	0	0	0	$0	0	no	no	0	0	0
Charlotte Quarry	3100057	0	0	0	0	0	$0	0	no	no	0	0	0
Chattanooga Quarry	4003159	0	0	0	0	0	$0	0	no	no	0	0	0
Chesterfield Quarry	3800682	0	0	0	0	0	$0	0	no	no	0	0	0
Churchville Quarry	1800012	0	0	0	0	0	$0	0	no	no	0	0	0
Clarks Quarry	3102009	0	0	0	0	0	$0	0	no	no	0	0	0
Coy Stone Plant	4002465	0	0	0	0	0	$0	0	no	no	0	0	0
Cumberland Quarry (Kentucky)	1500037	0	0	0	0	0	$0	0	no	no	0	0	0
Cumming Quarry	0900460	0	0	0	0	0	$604	0	no	no	0	0	0
Denver Quarry	3101971	0	0	0	0	0	$0	0	no	no	0	0	0
Doswell Quarry VA	4400045	0	0	0	0	0	$0	0	no	no	0	0	0
Douglasville Quarry	0900024	0	0	0	0	0	$0	0	no	no	0	0	0
East Alamance Quarry	3102021	0	0	0	0	0	$0	0	no	no	0	0	0
Edgefield Quarry	3800738	0	0	0	0	0	$0	0	no	no	0	0	0
Edmund Sand	3800662	0	0	0	0	0	$0	0	no	no	0	0	0
Elizabethton Quarry	4003075	0	0	0	0	0	$0	0	no	no	0	0	0
***Elkton Quarry	4400038	0	0	0	0	0	$0	0	no	no	0	0	0
Fieldale Quarry	4400074	1	0	0	0	0	$0	0	no	no	0	0	0
Forks of The River Quarry	4001610	0	0	0	0	0	$0	0	no	no	0	0	0
Fort Myers Quarry	0801203	0	0	0	0	0	$151	0	no	no	0	0	0
Fountain Quarry	3100065	0	0	0	0	0	$0	0	no	no	0	0	0
Franklin Quarry	3102130	0	0	0	0	0	$151	0	no	no	0	0	0
Frederick Quarry	1800013	0	0	0	0	0	$0	0	no	no	0	0	0
Fuquay Quarry	3102055	0	0	0	0	0	$0	0	no	no	0	0	0
Garner Quarry	3100072	0	0	0	0	0	$151	0	no	no	0	0	0
Georgetown II Quarry	3800525	0	0	0	0	0	$0	0	no	no	0	0	0
Grasselli Quarry	4003131	0	0	0	0	0	$0	0	no	no	0	0	0
Greenback Quarry	4002488	0	0	0	0	0	$0	0	no	no	0	0	0
Greensboro Portable Plt	3102336	0	0	0	0	0	$0	0	no	no	0	0	0

APPENDIX 1

Harlan Quarry	1500071	0	0	0	0	0	$0	0	no	no	0	0	0
Hickory Quarry	3100043	0	0	0	0	0	$0	0	no	no	0	0	0
Homer Quarry	0900958	0	0	0	0	0	$0	0	no	no	0	0	0
Huntsville Quarry	0102660	0	0	0	0	0	$0	0	no	no	0	0	0
I-75 Quarry	4001247	0	0	0	0	0	$0	0	no	no	0	0	0
Jamestown Quarry	3100051	0	0	0	0	0	$0	0	no	no	0	0	0
Jefferson Quarry	0901106	0	0	0	0	0	$0	0	no	no	0	0	0
Junction City Quarry	0901029	0	0	0	0	0	$754	0	no	no	0	0	0
Kannapolis Quarry	3100070	0	0	0	0	0	$151	0	no	no	0	0	0
Kent Sand & Gravel	1800745	0	0	0	0	0	$0	0	no	no	0	0	0
Kings Mountain Quarry	3100047	0	0	0	0	0	$0	0	no	no	0	0	0
Lawyers Road Quarry	4400015	0	0	0	0	0	$0	0	no	no	0	0	0
Lemon Springs Quarry	3101104	0	0	0	0	0	$151	0	no	no	0	0	0
Lithonia Quarry	0900023	0	0	0	0	0	$0	0	no	no	0	0	0
Loamy Sand Gravel	3800721	0	0	0	0	0	$0	0	no	no	0	0	0
Locust Mount Quarry	4000122	0	0	0	0	0	$0	0	no	no	0	0	0
Maiden Quarry	3102125	0	0	0	0	0	$0	0	no	no	0	0	0
Mallard Creek Quarry	3102006	0	0	0	0	0	$0	0	no	no	0	0	0
Martin Marietta Virginia West Maintenance	Z300	0	0	0	0	0	$0	0	no	no	0	0	0
Matthews Quarry	3102084	0	0	0	0	0	$0	0	no	no	0	0	0
Maylene Quarry	0100634	0	0	0	0	0	$0	0	no	no	0	0	0
Medford Quarry	1800035	0	0	0	0	0	$0	0	no	no	0	0	0
Midlothian Quarry	4403767	0	0	0	0	0	$0	0	no	no	0	0	0
Midway Quarry	4001169	0	0	0	0	0	$0	0	no	no	1	0	0
Misc Greensboro District	00B8611	0	0	0	0	0	$0	0	no	no	0	0	0
Monterey Sand	4000798	1	0	0	0	0	$0	0	no	no	0	0	0
Morgan County	0901126	0	0	0	0	0	$0	0	no	no	0	0	0
Mt. Athos Quarry	4400106	0	0	0	0	0	$0	0	no	no	0	0	0
Newton Quarry	0900899	0	0	0	0	0	$0	0	no	no	0	0	0
North Columbia	3800146	0	0	0	0	0	$0	0	no	no	0	0	0
North East Quarry	1800417	0	0	0	0	0	$0	0	no	no	0	0	0
***North Quarry	4404191	0	0	0	0	0	$0	0	no	no	0	0	0
O'Neal Plant Co 19	0103076	0	0	0	0	0	$0	0	no	no	0	0	0

APPENDIX 1

Old Charleston Sand	3800702	0	0	0	0	0	$0	0	no	no	0	0	0
Onslow Quarry	3102120	0	0	0	0	0	$0	0	no	no	0	0	0
Palmetto Sand Company	3800710	0	0	0	0	0	$0	0	no	no	0	0	0
Paulding Quarry	0901107	0	0	0	0	0	$302	0	no	no	0	0	0
Perry Quarry	0801083	0	0	0	0	0	$0	0	no	no	0	0	0
Pinesburg Quarry	1800021	0	0	0	0	0	$0	0	no	no	0	0	0
Piney River Quarry	4400035	0	0	0	0	0	$0	0	no	no	0	0	0
Pomona Quarry	3100052	0	0	0	0	0	$0	0	no	no	0	0	0
Raleigh Durham Quarry	3101941	0	0	0	0	0	$0	0	no	no	0	0	0
Red Hill Quarry	4400072	0	0	0	0	0	$0	0	no	no	0	0	0
Red Oak Quarry	0900069	0	0	0	0	0	$0	0	no	no	0	0	0
Reidsville Quarry	3100068	0	0	0	0	0	$0	0	no	no	0	0	0
Rich Patch Quarry	4406897	0	0	0	0	0	$0	0	no	no	0	0	0
Riverbend Quarry	4003224	0	0	0	0	0	$0	0	no	no	0	0	0
Rock Hill Quarry	3800026	0	0	0	0	0	$0	0	no	no	0	0	0
Rocky Point Quarry	3101956	0	0	0	0	0	$0	0	no	no	0	0	0
Ruby Quarry	0900074	0	0	0	0	0	$0	0	no	no	0	0	0
Salem Sand	3800758	0	0	0	0	0	$0	0	no	no	0	0	0
Salem Stone	3102038	0	0	0	0	0	$0	0	no	no	0	0	0
Salisbury Pink Quarry (Carolina Quarry)	3100017	0	0	0	0	0	$0	0	no	no	0	0	0
SDI Quarry	0801336	0	0	0	0	0	$0	0	no	no	0	0	0
Six Mile Quarry	0901144	0	0	0	0	0	$0	0	no	no	0	0	0
St. Marys Sand Company	0901199	0	0	0	0	0	$0	0	no	no	0	0	0
Statesville Quarry	3100055	0	0	0	0	0	$0	0	no	no	0	0	0
Texas Quarry	1800009	0	0	0	0	0	$0	0	no	no	0	0	0
Thomasville Quarry	3101475	0	0	0	0	0	$0	0	no	no	0	0	0
***Thorndale Quarry	4406650	0	0	0	0	0	$0	0	no	no	0	0	0
Tri Cities Airport Quarry	4001657	0	0	0	0	0	$0	0	no	no	0	0	0
Tyrone Quarry	0900306	0	0	0	0	0	$0	0	no	no	0	0	0
Unicoi	4002075	0	0	0	0	0	$0	0	no	no	0	0	0
Vance Quarry Co 19	0103022	0	0	0	0	0	$0	0	no	no	0	0	0
Warfordsburg Quarry	3600168	0	0	0	0	0	$0	0	no	no	0	0	0
Warrenton Quarry	0900580	0	0	0	0	0	$0	0	no	no	0	0	0

APPENDIX 1

Watauga Quarry	4000124	0	0	0	0	0	$151	0	no	no	0	0	0
Wilson Quarry	3102230	0	0	0	0	0	$0	0	no	no	0	0	0
Woodleaf Quarry	3100069	0	0	0	0	0	$0	0	no	no	0	0	0
North Indianapolis Quarry & Mill	1200002	0	0	0	0	0	$0	0	no	no	0	0	1
Alden Portable Plant #2	1302033	0	0	0	0	0	$0	0	no	no	0	0	0
Alden Portable Sand	1302037	0	0	0	0	0	$0	0	no	no	0	0	0
Alden Quarry	1300228	0	0	0	0	0	$0	0	no	no	0	0	0
Ames Mine	1300014	0	0	0	0	0	$453	0	no	no	0	0	0
Astec Portable	1401807	0	0	0	0	0	$0	0	no	no	0	0	0
Auxvasse South Quarry	2302009	0	0	0	0	0	$0	0	no	no	0	0	0
Barnhart Quarry	2302469	0	0	0	0	0	$0	0	no	no	0	0	0
Belmont Sand	1201911	0	0	0	0	0	$0	0	no	no	0	0	0
Big Springs Quarry	2300951	0	0	0	0	0	$0	0	no	no	0	0	0
Bluff City MIne	1100122	1	0	0	0	0	$0	0	no	no	0	0	0
Boonville Quarry	2300097	0	0	0	0	0	$0	0	no	no	0	0	0
Bowling Green North Quarry	1500065	0	0	0	0	0	$0	0	no	no	0	0	0
Bowling Green South Quarry	1500025	0	0	0	0	0	$0	0	no	no	0	0	0
Buildex	2300319	0	0	0	0	0	$0	0	no	no	0	0	0
Burning Springs Mine	4608862	0	0	0	0	0	$0	0	no	no	0	0	0
Carmel Sand	1202124	0	0	0	0	0	$0	0	no	no	0	0	0
Cedar Rapids Quarry	1300122	0	0	0	0	0	$0	0	no	no	0	0	0
Cedarville Quarry	3304072	0	0	0	0	0	$151	0	no	no	0	0	0
Champ Quarry	2300220	0	0	0	0	0	$0	0	no	no	0	0	0
Cloverdale Quarry	1201744	0	0	0	0	0	$0	0	no	no	0	0	0
Columbia West Quarry	2300022	0	0	0	0	0	$0	0	no	no	0	0	0
De Soto Sand	1401302	0	0	0	0	0	$0	0	no	no	0	0	0
Des Moines Portable	1300150	0	0	0	0	0	$0	0	no	no	0	0	0
Des Moines Portable #2 Primary	1300932	0	0	0	0	0	$0	0	no	no	0	0	0
DES MOINES PORTABLE SAND	1302504	0	0	0	0	0	$0	0	no	no	0	0	0
Dubois Quarry	2501046	0	0	0	0	0	$0	0	no	no	0	0	0
Durham Mine	1301225	0	0	0	0	0	$0	0	no	no	0	0	0

APPENDIX 1

E Town Sand Gravel	3304279	2	0	0	0	0	$0	0	no	no	0	0	0
Earlham Grading Crew	1301778	0	0	0	0	0	$0	0	no	no	0	0	0
Earlham Quarry	1302123	0	0	0	0	0	$0	0	no	no	0	0	0
Elk River Wash Plant	2101218	0	0	0	0	0	$0	0	no	no	0	0	0
Eudora Quarry	1401609	0	0	0	0	0	$0	0	no	no	0	0	0
Fairfield Sand & Gravel	3301396	0	0	0	0	0	$0	0	no	no	0	0	0
Fastpack 2 Portable 2	2302403	0	0	0	0	0	$0	0	no	no	0	0	0
Ferguson Quarry	1300124	0	0	0	0	0	$0	0	no	no	0	0	0
Fort Calhoun Mine UG	2501300	1	0	0	0	0	$1,153	0	no	no	0	0	0
Fort Dodge Mine	1300032	0	0	0	0	0	$151	0	no	no	0	0	0
Gilliam Quarry	2300083	0	0	0	0	0	$0	0	no	no	0	0	0
Glasgow Quarry	2300084	0	0	0	0	0	$0	0	no	no	0	0	0
Grantville Quarry	1401472	0	0	0	0	0	$0	0	no	no	0	0	0
Greenwood Quarry New	2300141	0	0	0	0	0	$0	0	no	no	0	0	0
Hartford Quarry	1500095	0	0	0	0	0	$0	0	no	no	0	0	0
Huntsville Quarry	2302004	0	0	0	0	0	$0	0	no	no	0	0	0
Iowa Grading Plant 854	1302126	0	0	0	0	0	$0	0	no	no	0	0	0
Iowa Grading 2	1302316	0	0	0	0	0	$0	0	no	no	0	0	0
Iron Mountain Quarry	2300210	0	0	0	0	0	$0	0	no	no	0	0	0
Jeff City Quarry	2302221	0	0	0	0	0	$0	0	no	no	0	0	0
Kasota Boutwell Pit	2103488	0	0	0	0	0	$0	0	no	no	0	0	0
Kasota Davis Pit	2103741	0	0	0	0	0	$0	0	no	no	0	0	0
Kasota Quarry	2102961	0	0	0	0	0	$0	0	no	no	0	0	0
Kentucky Ave Mine	1201762	4	0	0	0	0	$1,344	0	no	no	0	0	1
Kokomo Mine UG	1202105	0	0	0	0	0	$0	0	no	no	0	0	0
Kokomo Stone (Surface)	1200142	0	0	0	0	0	$0	0	no	no	0	0	0
LaCygne Quarry	1401471	0	0	0	0	0	$0	0	no	no	0	0	0
Leavenworth Quarry	1401687	0	0	0	0	0	$0	0	no	no	0	0	0
Lebanon Quarry	4003012	0	0	0	0	0	$0	0	no	no	0	0	0
Linn County Sand	1302208	0	0	0	0	0	$0	0	no	no	0	0	0
Lone Elm Quarry	1401474	0	0	0	0	0	$0	0	no	no	0	0	0
Lotawana Quarry	2301889	0	0	0	0	0	$0	0	no	no	0	0	0
Louisburg Quarry	1400823	0	0	0	0	0	$0	0	no	no	0	0	0
Malcom Mine	1300112	0	0	0	0	0	$0	0	no	no	0	0	0

APPENDIX 1

Mankato Paulson Pit	2103609	0	0	0	0	0	$0	0	no	no	0	0	0
Marshall Quarry	2300099	0	0	0	0	0	$0	0	no	no	0	0	0
Miami Quarry	2302582	0	0	0	0	0	$0	0	no	no	0	0	0
Midwest Division OH	00A2354	0	0	0	0	0	$0	0	no	no	0	0	0
Millersburg Quarry	2300160	0	0	0	0	0	$0	0	no	no	0	0	0
Missouri Portable #5	2302612	0	0	0	0	0	$0	0	no	no	0	0	0
MN Portable # 1	2101112	0	0	0	0	0	$0	0	no	no	0	0	0
MN Portable # 2	2101593	0	0	0	0	0	$0	0	no	no	0	0	0
MN Portable # 3	2103147	0	0	0	0	0	$0	0	no	no	0	0	0
MN Portable # 4	2103287	0	0	0	0	0	$0	0	no	no	0	0	0
MN Portable # 5	2101110	0	0	0	0	0	$0	0	no	no	0	0	0
MN Portable # 6	2103120	0	0	0	0	0	$0	0	no	no	0	0	0
MN Portable # 7	2103355	0	0	0	0	0	$0	0	no	no	0	0	0
MN Portable # 8	2101843	0	0	0	0	0	$0	0	no	no	0	0	0
MN Reclamation	2103690	0	0	0	0	0	$0	0	no	no	0	0	0
Moore Quarry	1302188	0	0	0	0	0	$0	0	no	no	0	0	0
Murfreesboro Quarry	4000053	0	0	0	0	0	$0	0	no	no	0	0	0
New Melle Mine	2302043	3	0	0	0	0	$1,241	0	no	no	0	0	0
New Miami Plant	3304383	0	0	0	0	0	$0	0	no	no	0	0	0
New Ulm Quarry	2100789	0	0	0	0	0	$0	0	no	no	0	0	0
Noblesville Sand	1201994	1	0	0	0	0	$0	0	no	no	0	0	0
Noblesville Stone	1202176	0	0	0	0	0	$0	0	no	no	0	0	0
Norris Quarries Plant 80 - Princeton Quarry	2302071	1	0	0	0	0	$0	0	no	no	0	0	0
North Indianapolis Quarry	1201993	0	0	0	0	0	$0	0	no	no	0	0	0
North Valley Sand	2501271	0	0	0	0	0	$0	0	no	no	0	0	0
Ohio District Portable	3304793	0	0	0	0	0	$0	0	no	no	0	0	0
Olathe Quarry	1401704	0	0	0	0	0	$0	0	no	no	0	0	0
Onaga Quarry	1401583	0	0	0	0	0	$0	0	no	no	0	0	0
Ottawa Quarry New	1401590	0	0	0	0	0	$0	0	no	no	0	0	0
Pedersen Quarry	1302192	0	0	0	0	0	$0	0	no	no	0	0	0
Petersburg Ky Gravel	1516895	0	0	0	0	0	$0	0	no	no	0	0	0
Phillipsburg Quarry	3300006	0	0	0	0	0	$0	0	no	no	0	0	0
Plant #1	2301929	0	0	0	0	0	$0	0	no	no	0	0	0

APPENDIX 1

Plant #65 ( Breit Quarry)	2301922	0	0	0	0	0	$0	0	no	no	0	0	0
Plant 81 (Missouri Portable #3)	2302296	1	0	0	0	0	$1,057	0	no	no	0	0	0
Plant 83 (Missouri Portable #4)	2302338	0	0	0	0	0	$0	0	no	no	0	0	0
Portland Quarry (Alden Portable Wash)	1302122	0	0	0	0	0	$151	0	no	no	0	0	0
Putnam Quarry	1202242	0	0	0	0	0	$0	0	no	no	0	0	0
Raccoon River Sand	1302315	0	0	0	0	0	$0	0	no	no	0	0	0
Randolph Mine	2302308	0	0	0	0	0	$878	0	no	no	0	0	0
Reasnor Sand	1300814	0	0	0	0	0	$0	0	no	no	0	0	0
Reform Quarry	2301447	0	0	0	0	0	$0	0	no	no	0	0	0
Saylorville Sand	1302290	0	0	0	0	0	$0	0	no	no	0	0	0
Sedalia Quarry	2302153	0	0	0	0	0	$0	0	no	no	0	0	0
Shamrock SG	3304011	0	0	0	0	0	$0	0	no	no	0	0	0
Silverlake West Sand	1401702	0	0	0	0	0	$0	0	no	no	0	0	0
Sioux Rock Quarry	2103504	0	0	0	0	0	$0	0	no	no	0	0	0
Smyrna Quarry	4002940	0	0	0	0	0	$0	0	no	no	0	0	0
Spring Valley Cook Rd SG	3304534	0	0	0	0	0	$0	0	no	no	0	0	0
Spring Valley Gravel Divest	3304078	0	0	0	0	0	$0	0	no	no	0	0	0
South Portable Plant	2302567	0	0	0	0	0	$0	0	no	no	0	0	0
St Cloud Quarry	2100081	0	0	0	0	0	$151	0	no	no	0	0	0
Stamper Mine	2302232	0	0	0	0	0	$0	0	no	no	1	0	0
Stanberry Sand and Gravel	2301557	1	0	0	0	0	$0	0	no	no	0	0	0
Stoner Sand	2302014	0	0	0	0	0	$151	0	no	no	0	0	0
Stones River Quarry	4003415	0	0	0	0	0	$0	0	no	no	0	0	0
Sully Mine	1300063	0	0	0	0	0	$0	0	no	no	0	0	0
Sunflower Qy Co 61	1401556	0	0	0	0	0	$0	0	no	no	1	0	0
Tipton Quarry	2301586	0	0	0	0	0	$0	0	no	no	0	0	0
Troy Gravel	3301678	0	0	0	0	0	$0	0	no	no	0	0	0
Troy West Quarry	2302324	0	0	0	0	0	$0	0	no	no	0	0	0
Waterloo Sand	2501314	0	0	0	0	0	$0	0	no	no	0	0	0
Waverly Sand	1202038	0	0	0	0	0	$0	0	no	no	0	0	0
Weeping Water Mine	2500998	1	0	0	0	0	$316	0	no	no	0	0	0

APPENDIX 1

West Center Sand	2501231	0	0	0	0	0	$151	0	no	no	0	0	0
Woodbine Quarry	1401470	0	0	0	0	0	$0	0	no	no	0	0	0
Xenia Gravel	3301393	0	0	0	0	0	$0	0	no	no	0	0	0
Yellow Medicine Quarry	2100033	0	0	0	0	0	$0	0	no	no	0	0	0
Bennett Sand & Gravel	0500929	0	0	0	0	0	$0	0	no	no	0	0	0
Clarkdale Sand & Gravel	0202524	0	0	0	0	0	$0	0	no	no	0	0	0
Clayton	0400159	0	0	0	0	0	$302	0	no	no	0	0	0
Coolidge Plant 65	0203173	0	0	0	0	0	$0	0	no	no	0	0	0
Eagle Valley Plant	0404758	0	0	0	0	0	$0	0	no	no	0	0	0
Granite Canyon Quarry	4800018	1	0	0	0	0	$4,047	0	no	no	0	0	0
Greeley 35th Sand Gravel	0504613	0	0	0	0	0	$0	0	no	no	0	0	0
Guernsey Quarry	4800004	0	0	0	0	0	$0	0	no	no	0	0	0
Hassayampa	0202679	0	0	0	0	0	$0	0	no	no	0	0	0
Hatchery	0500954	0	0	0	0	0	$0	0	no	no	0	0	0
Hughson AGG & HMA	0401769	0	0	0	0	0	$151	0	no	no	0	0	0
Irwindale Plant	0401838	0	0	0	0	0	$151	0	no	no	0	0	0
Lakeside Vigilante Plant	0402685	0	0	0	0	0	$151	0	no	no	0	0	0
Maitri Road Sand & Gravel Oper	0404157	1	0	0	0	0	$0	0	no	no	0	0	0
Merced AGG & HMA	0402841	1	0	0	0	0	$398	0	no	no	0	0	0
Milford Quarry Utah	4202177	1	0	0	0	0	$1,714	0	no	no	0	0	0
Miramar Recycle Plant	0402911	0	0	0	0	0	$0	0	no	no	0	0	0
Northern Portable Crushing #10	0504531	0	0	0	0	0	$0	0	no	no	0	0	0
Northern Portable Plant 17	0504735	0	0	0	0	0	$0	0	no	no	0	0	0
Pacific Quarry	4500844	0	0	0	0	0	$0	0	no	no	0	0	0
Parkdale Quarry	0504635	0	0	0	0	0	$0	0	no	no	0	0	0
Parsons Sand Gravel	0503215	0	0	0	0	0	$0	0	no	no	0	0	0
Penrose Sand and Gravel	0504509	0	0	0	0	0	$0	0	no	no	0	0	0
Pier 92 Marine Aggregates	0405261	0	0	0	0	0	$0	0	no	no	0	0	0
Platte Sand and Gravel	0504418	0	0	0	0	0	$0	0	no	no	0	0	0
Portable Plant 1	0504359	0	0	0	0	0	$0	0	no	no	0	0	0
Portable Plant 11	0503984	0	0	0	0	0	$0	0	no	no	0	0	0
Portable Plant 21	0504520	0	0	0	0	0	$0	0	no	no	0	0	0

APPENDIX 1

Red Canyon Quarry	0504136	0	0	0	0	0	$0	0	no	no	0	0	0
Rich Sand & Gravel	0504186	0	0	0	0	0	$0	0	no	no	0	0	0
River Ranch AGG	0202646	0	0	0	0	0	$0	0	no	no	0	0	0
Riverbend Sand Gravel	0504841	1	0	0	0	0	$0	0	no	no	0	0	0
Slaughterhouse AGG	0402251	0	0	0	0	0	$0	0	no	no	0	0	0
San Andreas AGG	0400539	0	0	0	0	0	$0	0	no	no	0	0	0
Sanger AGG	0405799	0	0	0	0	0	$0	0	no	no	0	0	0
Santa Margarita Aggregates	0401616	0	0	0	0	0	$0	0	no	no	0	0	0
Santee Plant	0405564	0	0	0	0	0	$604	0	no	no	0	0	0
Sisquoc Aggregates	0401959	0	0	0	0	0	$0	0	no	no	0	0	0
Spec Agg Quarry	0500860	0	0	0	0	0	$0	0	no	no	0	0	0
Sunol Plant	0401859	0	0	0	0	0	$0	0	no	no	0	0	0
Taft Sand Gravel	0504526	0	0	0	0	0	$0	0	no	no	0	0	0
Tidewater Oakland Marine Agg	0403002	0	0	0	0	0	$0	0	no	no	0	0	0
Walstrum Quarry	0503935	0	0	0	0	0	$0	0	no	no	0	0	0
Yavapai AGG	0201222	0	0	0	0	0	$0	0	no	no	0	0	0
51 Sand & Gravel	4105381	0	0	0	0	0	$0	0	no	no	0	0	0
Beckmann Quarry	4101335	0	0	0	0	0	$0	0	no	no	0	0	0
Bedrock Sand Gravel	4103283	0	0	0	0	0	$0	0	no	no	0	0	0
Bells Savoy SG	4104019	0	0	0	0	0	$0	0	no	no	0	0	1
Black Rock Quarry	0300011	0	0	0	0	0	$151	0	no	no	0	0	0
Black Spur Quarry	4104159	0	0	0	0	0	$0	0	no	no	0	0	0
Bridgeport Stone	4100007	0	0	0	0	0	$302	0	no	no	0	0	0
Broken Bow SG	3400460	0	0	0	0	0	$0	0	no	no	0	0	0
Davis Quarry	3401299	0	0	0	0	0	$0	0	no	no	0	0	0
Garfield SG	4103909	0	0	0	0	0	$0	0	no	no	0	0	0
Garwood Gravel	4102886	0	0	0	0	0	$0	0	no	no	0	0	0
GMS	000C335	0	0	0	0	0	$0	0	no	no	0	0	0
Hatton Quarry	0301614	0	0	0	0	0	$0	0	no	no	0	0	0
Helotes	4103137	0	0	0	0	0	$0	0	no	no	0	0	0
Highway 211 Quarry	4103829	0	0	0	0	0	$0	0	no	no	0	0	0
Hondo	4104708	0	0	0	0	0	$0	0	no	no	0	0	0
Hugo Quarry	3400061	0	0	0	0	0	$0	0	no	no	0	0	0

APPENDIX 1

Hunter Stone	4105230	0	0	0	0	0	$0	0	no	no	0	0	0
Idabel Quarry	3400507	0	0	0	0	0	$0	0	no	no	0	0	0
Jones Mill Quarry	0301586	0	0	0	0	0	$0	0	no	no	0	0	0
Liberty Ranch Sand	4105268	0	0	0	0	0	$0	0	no	no	0	0	0
Medina Rock Rail	4105170	0	0	0	0	0	$0	0	no	no	0	0	0
Merkel Plant	4103848	0	0	0	0	0	$0	0	no	no	0	0	0
Mill Creek Limestone	3401859	1	0	0	0	0	$316	0	no	no	0	0	0
Mill Creek Quarry	3401285	0	0	0	0	0	$151	0	no	no	0	0	0
North Austin Quarry	4104380	0	0	0	0	0	$0	0	no	no	0	0	0
North Bridgeport Quarry (Chico Quarry)	4103360	0	0	0	0	0	$0	0	no	no	0	0	0
Perryville Aggregates	1601417	0	0	0	0	0	$0	0	no	no	0	0	0
Poteet Sand	4101342	0	0	0	0	0	$0	0	no	no	0	0	0
Portable Crusher #2	4104204	0	0	0	0	0	$0	0	no	no	0	0	0
Rio Medina	4103594	0	0	0	0	0	$0	0	no	no	0	0	0
San Pedro Quarry	4101337	0	0	0	0	0	$151	0	no	no	0	0	0
Sawyer East Quarry Portable	3401809	0	0	0	0	0	$0	0	no	no	0	0	0
Sawyer Quarry	3401634	0	0	0	0	0	$0	0	no	no	0	0	0
Slaton Plant	4101111	0	0	0	0	0	$0	0	no	no	0	0	1
Smithson Valley Quarry	4104108	0	0	0	0	0	$0	0	no	no	0	0	0
Snyder Quarry	3401651	0	0	0	0	0	$453	0	no	no	0	0	0
Tin Top SG	4102852	0	0	0	0	0	$0	0	no	no	0	0	0
Vealmoor Plant	4101137	0	0	0	0	0	$0	0	no	no	0	0	1
Washita Quarry	3402049	0	0	0	0	0	$0	0	no	no	0	0	0
Webberville	4104363	0	0	0	0	0	$0	0	no	no	0	0	0
**Alabaster Plant	0101264	0	0	0	0	0	$0	0	no	no	0	0	0
**Alabaster Mill	0103175	0	0	0	0	0	$0	0	no	no	0	0	0
**Anderson Mine and Mill	4000022	0	0	0	0	0	$0	0	no	no	0	0	0
**Apex Quarry and Plant	2600081	0	0	0	0	0	$0	0	no	no	0	0	0
**Armagosa Quarry and Plant	2601043	0	0	0	0	0	$0	0	no	no	0	0	0
**Brierfield Quarry	0100004	0	0	0	0	0	$0	0	no	no	0	0	0
**Clifton Plant	4100013	0	0	0	0	0	$0	0	no	no	0	0	0

APPENDIX 1

**Crab Orchard Mine and Mill	4000087	0	0	0	0	0	$0	0	no	no	0	0	0
**Crawford Mine and Mill	4100991	0	0	0	0	0	$0	0	no	no	0	0	0
**Douglas Plant	0200022	0	0	0	0	0	$0	0	no	no	0	0	0
Gabbs Mining Ops	2600002	0	0	0	0	0	$0	0	no	no	1	0	1
**Grantsville Quarry & Plant	4200898	0	0	0	0	0	$0	0	no	no	0	0	0
**Lowell Mine & Mill	0801121	0	0	0	0	0	$0	0	no	no	0	0	0
**Marble Falls Plant	4103190	0	0	0	0	0	$0	0	no	no	0	0	0
**Montevallo Quarry & Mill	0100040	0	0	0	0	0	$0	0	no	no	0	0	0
**Natividad Plant	0400156	0	0	0	0	0	$0	0	no	no	0	0	0
**Nelson Quarry & Plant	0201457	0	0	0	0	0	$0	0	no	no	0	0	0
**New Braunfels Plant	4100078	0	0	0	0	0	$0	0	no	no	0	0	0
**Nolanville Mine & Mill	4101786	0	0	0	0	0	$0	0	no	no	0	0	0
**O'Neal Quarry & Mill	0100003	0	0	0	0	0	$0	0	no	no	0	0	0
**Gleason Mills & Mines	4000195	0	0	0	0	0	$0	0	no	no	0	0	0
**Henry County Mine & Mill	4000194	0	0	0	0	0	$0	0	no	no	0	0	0
**Lhoist North America of Missouri, Inc.	2302120	0	0	0	0	0	$0	0	no	no	0	0	0
**Tenmile Plant & Quarry	1001874	0	0	0	0	0	$0	0	no	no	0	0	0
Woodville - Stone	3300156	1	0	0	0	0	$0	0	no	no	2	1	0
Geology and Exploration	00B7127	0	0	0	0	0	$0	0	no	no	0	0	0
Salisbury Shop	00B9338	0	0	0	0	0	$0	0	no	no	0	0	0
TOTAL		25	0	0	0	0	$19,107	0			8	2	6

*Of the eight legal actions pending on September 30, 2026, none were contests of citation or order referenced in Subpart B of 29 CFR Part 2700 and "Section 103(K)", which includes contests of citations and orders issued under Section 104 of the Mine Act and contests of imminent danger orders under Section 107 of the Mine Act, seven were contests of proposed penalties referenced in Subpart C of 29 CFR Part 2700, which are administrative proceedings before the Commission challenging a civil penalty that MSHA has proposed for the violation contained in a citation or order, and one was a contest of an order issued under Section 103(K) of the Mine Act.

**Site acquired by the Company on August 21, 2026 as part of the business combination with Lhoist North America, Inc.

***Site acquired by the Company on September 18, 2026 as part of the The Frazier Quarry, Inc. acquisition.

APPENDIX 1